SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                    333-24111                       33-0745418
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, March 31, 1998 (Unaudited) Notes to Proforma Financial Statements


         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of United Development Co., L.P.
                           - 97.2 (previously filed)

                  10.2 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.2

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                 March 31, 1998

                                     ASSETS
                                            Historical           Proforma            Proforma
                                              Balance           Adjustments          Balance

Cash and cash equivalents                   $7,612,155           $1,714,400
                                                                   (140,490)
                                                                    (86,000)       $9,100,065

Subscriptions receivable                       597,350               86,000           683,350

Loans receivable                               360,194             (260,194)          100,000

Investment in limited partnerships           6,756,695            3,272,594
                                                                    140,490        10,169,779

Other assets                                    24,552                    0            24,552
                                            ----------            ----------       ----------
                                           $15,350,946           $4,726,800       $20,077,746
                                            ===========           ==========       ===========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Payables to limited partnerships            $1,836,775            $3,272,594
                                                                    (260,194)      $4,849,175
Accrued fees and expenses due to general
  partner and affiliates                       564,249                  0             564,249
                                               -------            ---------         ---------
                                             2,401,024            3,012,400         5,413,424
                                             ---------            ---------         ---------

PARTNERS' EQUITY
  General partner                              (18,619)              (2,926)          (21,545)
  Limited partners                          12,968,541            1,717,326        14,685,867
                                            ----------            ---------        ----------
              Total partners' equity        12,949,922            1,714,400        14,664,322
                                            ----------            ---------        ----------

                                           $15,350,946           $4,726,800       $20,077,746
                                           ===========            =========       ===========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated March 31, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 1998, the Partnership was admitted as majority limited partner in five limited partnerships (Chillicothe Plaza Apartments, L.P. El Reno Housing Associates Limited Partnership, Hughes Villa Limited Partnership, Mark Twain Senior Community Limited Partnership and Spring Valley Terrace Apartments L.L.C.). Subsequent to March 31, 1998, the Partnership has acquired a limited partnership interest in three limited partnerships; Bradley Villas Limited Partnership (Bradley), Murfreesboro Villas Limited Partnership (Murfreesboro), United Development Corp., L.P. (UNITED 97.2) and is negotiating to acquire the limited partnership interest in one other partnership, Apartment Housing of Theodore (APT. HOUSING). These investments commit the Partnership to capital contributions as follows:


                       APT. HOUSING        $ 1,312,916
                       BRADLEY                 532,196
                       MURFREESBORO            684,474
                       UNITED 97.2             743,008
                                               -------
                                           $ 3,272,594


In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $1,714,400, reflect the net proceeds from April 1, 1998 to April 30, 1998 from issuance of 2,090 units of limited partners' capital ($2,090,000 less notes receivable of $83,000, and commissions and offering costs of $292,600). The third adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $86,000 reflect subscriptions receivable from the above sale of limited units. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $3,272,594 reflect the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was March 31, 1998. The second adjustment to investment in limited partnerships and the second adjustment to cash of $140,490 reflect the acquisition fee for the acquisition of the four identified limited partnerships. The adjustment to loans receivable and the second adjustment to payables to limited partnerships reflect the application of loans receivable from two of the four identified limited partnerships to capital contributions to such limited partnerships.

The four apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: July 17, 1998           By:      WNC &  Associates, Inc.,
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President

                                 EXHIBIT INDEX

Exhibit
Number              Exhibit


10.2                10.2      Second Amended and Restated Agreement of
                              Limited Partnership of United Development Co. -
                              97.2